UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 22, 2004

LEE PHARMACEUTICALS
(Exact name of registrant as specified in its charter)

California	1-7335	95-2680312
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1444 Santa Anita Avenue, South El Monte, California		91733
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code		(626) 442-3141

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.            RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On December 22, 2004, Lee Pharmaceuticals publicly announced by means of a press release its fourth quarter and fiscal year ended September 30, 2004 financial results.  The full text of Lee Pharmaceuticals’ press release is attached as Exhibit 99.1 and is incorporated by reference in this Item 2.02 of Form 8-K.

ITEM 9.01.            FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

Item	Description

99.1	Press release issued on December 22, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LEE PHARMACEUTICALS

Date:	December 22, 2004	By:	/s/ RONALD G. LEE
RONALD G. LEE
PRESIDENT